Income Taxes - Summary of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets, Net of Valuation Allowance [Abstract]
Tax loss carryforwards	$ 21,221	$ 19,477
Research and development	7,526	2,124
Issuance costs	2,338
Employee and payroll accrued expenses	763	654
Other	44	42
Total deferred tax assets	31,892	22,297
Less valuation allowance for deferred tax assets	(31,892)	(22,297)
Deferred tax assets	$ 0	$ 0